                                  KENT FUNDS


                         Supplement dated July 1, 1999
                                    to the
                         Prospectus Dated May 1, 1999


The Kent Growth and Income Fund            The Kent Short Term Bond Fund
The Kent Index Equity Fund                 The Kent Tax-Free Income Fund
The Kent Large Company Growth Fund         The Kent Intermediate Tax-Free Fund
The Kent Small Company Growth Fund         The Kent Michigan Municipal Bond Fund
The Kent International Growth Fund         The Kent Money Market Fund
The Kent Income Fund                       The Kent Government Money Market Fund
The Kent Intermediate Bond Fund            The Kent Michigan Municipal Money
                                             Market Fund

     Effective July 1, 1999 Kent Funds Distributors, Inc. ("Distributor"), having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, assumes the duties as Distributor for the Funds from BISYS Fund Services.

     Shareholders should continue to direct telephone calls and mail to the numbers and address(es) referenced in the Funds' Prospectus.


     The first sentence in the third paragraph on page 33 is hereby deleted in its entirety and replaced with the following: "Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that the New York Stock Exchange is open for business."